                                                                           Exhibit 99

                         FORM 3 JOINT FILER INFORMATION

Name of
"Reporting Persons":               InterWest Partners VIII, L.P. ("IW8")
                                   InterWest Investors VIII, L.P. ("II8")
                                   InterWest Investors QVIII, L.P. ("IIQ8")
                                   InterWest Management Partners VIII, LLC ("IMP8")

                                   Harvey B. Cash
                                   Philip T. Gianos
                                   W. Scott Hedrick
                                   W. Stephen Holmes
                                   Gilbert H. Kliman

Address:                           2710 Sand Hill Road, Suite 200
                                   Menlo Park, CA  94025

Designated Filer:                  InterWest Partners VIII, L.P.

Issuer and Ticker Symbol:          MacroGenics, Inc. ("MGNX")

Date of Event:                     October 16, 2013

Each of the following is a Joint Filer with InterWest Partners VIII L.P. ("IW8") and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

InterWest Management Partners VIII, LLC ("IMP8") is the general partner of IW8, II8, and IIQ8 and has sole voting and investment control over the shares owned by IW8, II8 and IIQ8. Harvey B. Cash, Philip T. Gianos, W. Scott Hedrick, W. Stephen Holmes,
Gilbert H. Kliman, and Arnold L. Oronsky are Managing Directors of IMP8. Arnold L.
Oronsky, a Managing Director of IMP8 is also a Director of the Issuer, and has filed a separate Form 4 in his own name.

All Reporting Persons disclaim beneficial ownership of shares of MacroGenics, Inc.
stock held by IW8, II8, and IIQ8, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners VIII,
L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each Reporting Person has appointed InterWest Management Partners VIII, LLC as its attorney in fact for the purpose of making reports relating to transaction in MacroGenics, Inc. Common Stock.

INTERWEST PARTNERS VIII, L.P.

By: InterWest Management Partners VIII, LLC
    Its General Partner

    /s/ W. Stephen Holmes
By: --------------------------------------
    W. Stephen Holmes, Managing Director

INTERWEST INVESTORS VIII, L.P.

By: InterWest Management Partners VIII, LLC
    Its General Partner

    /s/ W. Stephen Holmes
By: --------------------------------------
    W. Stephen Holmes, Managing Director

INTERWEST INVESTORS Q VIII, L.P.

By: InterWest Management Partners VIII, LLC
    Its General Partner

    /s/ W. Stephen Holmes
By: ---------------------------------------
    W. Stephen Holmes, Managing Director

INTERWEST MANAGEMENT PARTNERS VIII, LLC

    /s/ W. Stephen Holmes
By: ------------------------------------
    W. Stephen Holmes, Managing Director

Harvey B. Cash, an individual                   W. Stephen Holmes, an individual
By: InterWest Management Partners VIII, LLC,    By: InterWest Management Partners VIII, LLC,
    as Attorney-in-Fact                         as Attorney-in-Fact

    /s/ Karen A. Wilson                            /s/ Karen A. Wilson
By: --------------------------------------      By:-----------------------------------------
    Karen A. Wilson, Power of Attorney                Karen A. Wilson, Power of Attorney

Philip T. Gianos, an individual                 Gilbert H. Kliman, an individual
By: InterWest Management Partners VIII, LLC,    By: InterWest Management Partners VIII, LLC,
    as Attorney-in-Fact                             as Attorney-in-Fact

    /s/ Karen A. Wilson                             /s/ Karen A. Wilson
By: ---------------------------------------     By: -----------------------------------------
    Karen A. Wilson, Power of Attorney                Karen A. Wilson, Power of Attorney

W. Scott Hedrick, an individual
By: InterWest Management Partners VIII, LLC,
    as Attorney-in-Fact

    /s/ Karen A. Wilson
By: --------------------------------------
    Karen A. Wilson, Power of Attorney